Exhibit 10.6

_______ __, 2017

Gentlemen:

Black Ridge Acquisition Corp. (“Corporation”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”).

The undersigned hereby commits to purchase an aggregate of 350,000 units of the Corporation (“Initial Units”), each Initial Unit consisting of one share of common stock, par value $0.0001 per share, of the Corporation (“Common Stock”), one right (“Right”) to receive one-tenth of one share of Common Stock upon the consummation of a Business Combination and one warrant (“Warrant”), each whole Warrant to purchase one share of Common Stock, at $10.00 per Private Unit, for an aggregate purchase price of $3,500,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 37,500 Units (“Additional Units” and together with the Initial Units, the “Private Units”) at $10.00 per Additional Unit for an aggregate purchase price of up to $375,000 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). At least 24 hours prior to the effective date (“Effective Date”) of the Corporation’s registration statement filed in connection with the IPO (“Registration Statement”), the undersigned will cause the Purchase Price to be delivered to Graubard Miller, counsel for the Corporation (“Counsel”), by wire transfer as set forth in the instructions attached as Exhibit A to hold in escrow in a non-interest bearing account until the Corporation consummates the IPO.

The consummation of the purchase and issuance of the Initial Units and Additional Units (if any) shall occur simultaneously with the consummation of the IPO and over-allotment option, respectively. Simultaneously with the consummation of the IPO, Counsel shall deposit the Initial Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Registration Statement. Simultaneously with the consummation of all or any part of the over-allotment option, Counsel shall deposit the pro-rata portion of the Over-Allotment Purchase Price, based upon the amount of the over-allotment option that has been exercised, without interest or deduction, into the Trust Fund. Upon expiration of the over-allotment option, Counsel shall return any unused portion of the Over-Allotment Purchase Price to the undersigned. If the Corporation does not complete the IPO within fourteen (14) days from the Effective Date, the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Corporation and the undersigned acknowledges and agrees that Counsel is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Units and Counsel’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Private Units as described above. Counsel shall not be liable to the Corporation or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Counsel has acted in a manner constituting gross negligence or willful misconduct. The undersigned shall indemnify Counsel against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. Counsel may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units will be identical to the units to be sold by the Corporation in the IPO, except that:

●	the undersigned agrees to vote the shares of Common Stock included in the Private Units in favor of any proposed Business Combination;

●	the undersigned agrees not to seek conversion rights, or seek to sell such shares in any tender offer, with respect to any shares of Common Stock included in the Private Units;

●	the Private Units and underlying securities will not be transferable by the undersigned until after the completion of a Business Combination (except (i) to the undersigned’s or the Corporation’s officers, directors and employees, to a holder’s affiliates, or to its members upon its liquidation, (ii) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased or (iii) to the Corporation for cancellation in connection with the consummation of a Business Combination, in each case (except for clause iii) where the transferee agrees to the terms of the transfer restrictions);

●	the Private Units will be subject to customary registration rights, which shall be described in the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Units or the underlying securities (but will participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market after the IPO) if the Corporation fails to consummate a Business Combination; and

●	the Private Units and the underlying securities will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

The undersigned further acknowledges and agrees that the Private Units, and the shares of Common Stock, Rights and Warrants underlying the Private Units, will bear restrictive legends in substantially the following form and appropriate “stop transfer” instructions:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO LOCKUP PURSUANT TO AN INSIDER LETTER BETWEEN, AMONG OTHERS, BLACK RIDGE ACQUISITION CORP. AND BLACK RIDGE OIL & GAS, INC. AND MAY ONLY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP PURSUANT TO THE TERMS SET FORTH IN THE INSIDER LETTER.”

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Units and the underlying securities have not been registered under the Securities Act;

(b)	it is acquiring the Private Units and the underlying securities for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Units or the underlying securities;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes a legal, valid and binding obligation, and is enforceable against it.

The undersigned understands and acknowledges an exemption from the registration requirements of the Securities Act requires there be no general solicitation of purchasers of the Private Units. In this regard, if the IPO were deemed to be a general solicitation with respect to the Private Units, the offer and sale of such Private Units may not be exempt from registration and, if not, the undersigned may have a right to rescind its purchase of the Units. In order to facilitate the completion of the IPO and in order to protect the Corporation, its stockholders and the amounts in the Trust Fund from claims that may adversely affect the Corporation or the interests of its stockholders, the undersigned hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of its purchase of the Private Units. The undersigned acknowledges and agrees this waiver is being made in order to induce the Corporation to sell the Private Units to the undersigned. The undersigned agrees the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys’ and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Private Units hereunder or relating to the purchase of the Private Units and the transactions contemplated hereby. The undersigned agrees (a) not to seek recourse against the Trust Fund for any reason whatsoever in connection with its purchase of the Purchase Units or any Claim that may arise now or in the future and (b) that to the extent any waiver of rights under this paragraph is ineffective as a matter of law, the undersigned has offered such waiver for the benefit of the Corporation as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. The undersigned acknowledges the receipt and sufficiency of consideration received from the Corporation hereunder in this regard. The undersigned further acknowledges and agrees that the stockholders of the Corporation are and shall be third-party beneficiaries of this paragraph.

Very truly yours,

BLACK RIDGE OIL & GAS, INC.

By
Name:
Title:

Accepted and Agreed:

BLACK RIDGE ACQUISITION CORP.

By:
Name:
Title:

GRAUBARD MILLER
(solely with respect to its obligations to hold
and disburse monies for the Private Units)

By:
Name:
Title:

Exhibit A